UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41070	N/A
(Commission File Number)	(IRS Employer Identification No.)

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +(60) 3270 47622

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On November 18, 2021, Energem Corp. (the “Company”), consummated its initial public offering (the “IPO”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated November 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) (the “Trust Agreement”). A form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-259443) in connection with the IPO.

On February 16, 2024, at 8.30 a.m. ET, the Company held an extraordinary general meeting of its shareholders in a virtual format pursuant to due notice (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, Company shareholders entitled to vote at the Extraordinary General Meeting cast their votes and approved the Trust Amendment Proposal, pursuant to which the Trust Agreement was amended pursuant to Amendment No. 4 to the Trust Agreement to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from February 18, 2024 to August 18, 2024.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment of Articles of Association

As described in Item 5.03 below, the shareholders of the Company approved the Fourth Amended and Restated Articles of Association of the Company at the February 16, 2024,Extraordinary General Meeting, and the Company will subsequently file the Fourth Amended and Restated Articles of Association with the Cayman Islands Registrar of Companies.

Item 5.03. Articles of Incorporation or Bylaws.

The shareholders of the Company approved the Fourth Amended and Restated Articles of Association of the Company at the February 16, 2024, Extraordinary General Meeting, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s IPO that closed on November 18, 2021 from February 18, 2024 to August 18, 2024 (the “Termination Date”) by up to six (6) one-month extensions (the “Extension Amendment Proposal”).

Following receipt of shareholder approval of the Extension Amendment Proposal, the Company will file the Fourth Amended and Restated Articles of Association with the Cayman Islands Registrar of Companies. The full text of the Fourth Amended and Restated Articles of Association is included as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 16, 2024, at 8.30 a.m. ET, the Company held an Extraordinary General Meeting of its shareholders in a virtual format pursuant to due notice. On the record date of January 18, 2024, the Company had 4,620,007 shares entitled to vote at the Extraordinary General Meeting. At the Extraordinary General Meeting, holders of the Company’s ordinary shares (the “Shareholders”) voted on two of the three proposals presented, each as described in the definitive proxy statement/prospectus dated January 24, 2024, as amended, and cast their votes as described below.

Proposal 1 - Extension Amendment Proposal

The Shareholders approved the Extension Amendment Proposal, by a 80.231% approval vote, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s IPO that closed on November 18, 2021 from February 18, 2024 to August 18, 2024 (the “Termination Date”) by up to six (6) one-month extensions. The following is a tabulation of the voting results:

Energem Corp. Ordinary Shares:

Votes For	Votes Against	Abstentions
3,706,676 (80.231%)	227,351 (4.921%)	0

Proposal 2 - Trust Amendment Proposal

The Shareholders approved the Trust Amendment Proposal, by a 80.231% approval vote, pursuant to which the Trust Agreement by and between the Company and Continental was amended pursuant to Amendment No. 4 to the Trust Agreement to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination, from August 18, 2023 to no later than February 18, 2024. The following is a tabulation of the voting results:

Energem Corp. Ordinary Shares:

Votes For	Votes Against	Abstentions
3,706,676 (80.231%)	227,351 (4.921%)	0

Item 8.01. Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal and the Trust Amendment Proposal at the Extraordinary General Meeting, holders of 189,385 Class A ordinary shares exercised their right to redeem those shares for cash at an approximate price of $11.47 per share, for an aggregate of approximately $2,172,245.95. Following the payment of the redemptions, the Trust Account had a balance of approximately $11,894,467.46. Following the redemptions at the Extraordinary General Meeting, 1,027,547 public Class A ordinary shares remain outstanding.

Deposit of Extension Funds

In connection with the first monthly extension of the Termination Date, Energem caused $0.045 per outstanding share of Energem’s Class A ordinary shares or approximately $46,239.62 for 1,027,547 Class A ordinary shares to be paid to the Trust Account on February 16, 2024 in advance of the February 18, 2024 due date.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Energem Corp. and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Energem’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Energem will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Energem’s directors and executive officers and their ownership of Energem ordinary shares is set forth in Energem’s final prospectus dated November 15, 2021 and filed with the SEC on November 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Graphjet Technology Sdn. Bhd. and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Energem in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Graphjet’s industry and market sizes, future opportunities for Energem and Graphjet, Energem and Graphjet’s estimated future results and the transactions contemplated by the Share Purchase Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Share Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Energem’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of Energem’s securities; (ii) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed by Energem’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Energem; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Share Purchase Agreement, including the adoption of the Share Purchase Agreement by the shareholders of Energem, the satisfaction of the minimum cash amount following redemptions by Energem’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a track record for Graphjet to determine the market’s reaction to its technology; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Share Purchase Agreement on Graphjet’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Share Purchase Agreement disrupt current plans and operations of Graphjet; (viii) the outcome of any legal proceedings that may be instituted against Graphjet or Energem related to the Share Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of Energem’s securities on Nasdaq Global Market; (x) the price of Energem’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Graphjet operates, variations in performance across competitors, changes in laws and regulations affecting Graphjet’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Share Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Graphjet operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Graphjet’s operations; (xiii) the risk that Graphjet and its current and future collaborators are unable to successfully develop and commercialize Graphjet’s products or services, or experience significant delays in doing so; (xiv) the risk that Graphjet may not achieve or sustain profitability; (xv) the risk that Graphjet will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that Graphjet experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Energem and Graphjet or the date of such information in the case of information from persons other than Energem or Graphjet, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Graphjet’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Articles of Association
10.1	Fourth Amendment to Investment Management Trust Agreement
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Energem Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEM CORP.

Date: February 20, 2024	By:	/s/ Swee Guan Hoo
	Name:	Swee Guan Hoo
	Title:	Chief Executive Officer